SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: November 5, 1998
                        (Date of earliest event reported)

                               Griffon Corporation
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             (Exact name of registrant as specified in its charter)



     Delaware                       1-6620                          11-1893410
(State or other                  (Commission                      (IRS Employer
 jurisdiction of                 File Number)                     Identification
 incorporation)                                                       Number)



100 Jericho Quadrangle, Jericho, New York                              11753
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(Address of principal executive offices)                            (Zip Code)




Registrant's telephone number including area code                 (516) 938-5544
                                                                  --------------



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(Former name of former address, if changed since last report.)

Item 5.       Other Events
              ------------
     On November 5, 1998, Harvey R. Blau, Chairman of the Board and Chief Executive Officer and Robert Balemian, President, entered into new employment agreements with the Company effective as of October 1, 1998.



Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------
     (c)  Exhibits
          --------
          10.1 Employment Agreement between Griffon Corporation and Harvey R. Blau dated as of October 1, 1998.
          10.2 Employment Agreement between Griffon Corporation and Robert Balemian dated as of October 1, 1998.


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      GRIFFON CORPORATION


                                      By: /s/ Robert Balemian
                                         ---------------------------------------
                                              Robert Balemian, President


Dated: December 10, 1998